UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 30, 2005


                               MARGO CARIBE, INC.
                               ------------------
             (Exact name of registrant as specified in this charter)



              PUERTO RICO                                 0-15336
              -----------                                 -------
    (State or other jurisdiction of                (Commission File No.)
           incorporation)


                                   66-0550881
                                   ----------
                        (IRS Employer Identification No.)



            ROAD 690, KILOMETER 5.8
            VEGA ALTA, PUERTO RICO                         00692
            ----------------------                         -----
    (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (787) 883-2570


          (Former Name or Former Address, if changed since last report)

================================================================================

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

     On March 30, 2005, Margo Caribe, Inc. issued a press release announcing its operating results for the year ended December 31, 2004, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall be deemed "filed" for purposes of the Securities Exchange Act of 1934, as amended.


ITEM 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

          99.1 Press release dated March 30, 2005.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MARGO CARIBE, INC.

                                         By:  /s/ Luis R. Carrasquillo
                                            --------------------------------
                                         Name:   Luis R. Carrasquillo
                                         Title:  Senior Vice President
                                                 and Chief Financial Officer

Date: April 5, 2005